EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of INDEPENDENT FILM DEVELOPMENT CORPORATION,  (the “Company”) on Form 10-K for the period ending September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), We, George Ivakhnik, Interim Chief Executive Officer of the Company and Rachel Boulds, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Annual Report on Form 10-K for the period ending September 30, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

Dated: January 14, 2014	By:/s/ George Ivakhnik George Ivakhnik Interim Chief Executive Officer

Dated: January 14, 2014	By:/s/ Rachel Boulds Rachel Boulds, Chief Financial Officer and Director